                    THIRD AMENDMENT AGREEMENT AND WAIVER

     Third Amendment Agreement and Waiver, dated as of December 13, 1996 (this "Amendment"), among Foundation Health Corporation, a Delaware corporation (the "Borrower"), the lenders (the "Lenders") listed on the signature pages hereof and Citibank, N.A. (as successor to Citicorp USA, Inc.), as administrative agent (the "Agent") for the Lenders.

   PRELIMINARY STATEMENTS:

    1. The Borrower, the Lenders, the Agent, Wells Fargo Bank, N.A. and NationsBank of Texas, N.A., as co-agents (the "Co-Agents") for the Lenders, and Citicorp Securities, Inc., as arranger (the "Arranger"), have entered into a Revolving Credit Agreement, dated as of December 5, 1994, as amended by a First Amendment Agreement dated as of August 1, 1995 and a Second Amendment Agreement dated as of June 28, 1996 (such credit agreement, as it may be amended and in effect from time to time, being referred to herein as the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

    2. The Borrower, the Lenders and the Agent wish to amend the Credit Agreement to, (i) amend Section 5.02(e) of the Credit Agreement regarding the sale of certain assets; (ii) amend Section 5.03(b) of the Credit Agreement regarding the Fixed Charge Coverage Ratio; and (iii) memorialize certain matters with respect to the Agent and to waive the Borrower's obligation to comply with certain reporting requirements.

    NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of December 31, 1996 (the "Amendment Effective Date") and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

    (a) Subsection (e) of Section 5.02 of the Credit Agreement is hereby amended in full to read as follows:

    "(e) SALES, TRANSFERS, ETC. OF ASSETS. Sell, lease, transfer or otherwise dispose of, or permit any of its Material Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets (including, without limitation, any portion of assets

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                                    2

    constituting the business of a division, branch or other unit of operation), except for (A) sales in the ordinary course of business consistent with past practices; (B) sales and dispositions of worn out, surplus or obsolete assets; (C) sales or transfers of property during any Fiscal Year of the Borrower the aggregate value of which (determined by the greater of the book value thereof or the sales or transfer price thereof) does not exceed 10% of the Borrower's Consolidated Total Assets (determined as of the end of the Fiscal Quarter of the Borrower immediately preceding such sale or transfer); (D) sales or transfers or property from any Material Subsidiary to the Borrower or any other Subsidiary of the Borrower, PROVIDED, that in the case of any sale or transfer from a Material Subsidiary to a Subsidiary of the Borrower, such sale or transfer would not cause such transferring Material Subsidiary to cease being a Material Subsidiary, unless each transferee Subsidiary thereby becomes (or is) a Material Subsidiary; and (E) the sale of Foundation Health Medical Services, Thomas-Davis Medical Centers, P.C., Foundation Health Medical Group, Inc., surgery centers and related healthcare center assets to PPA Medical Management, Inc. or to any other Person."

    (b) Subsection (b) of Section 5.03 of the Credit Agreement is hereby amended in full to read as follows:

    "(b) FIXED CHARGE COVERAGE RATIO. Permit, as at the end of any Fiscal Quarter of the Borrower ending on or after December 31, 1996, the Consolidated Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries for the four-Fiscal Quarter period ending on the last day of such Fiscal Quarter to be less than 3.75 to 1.0."

    (c) Subsection (a) of Section 5.04 of the Credit Agreement is hereby amended by adding the phrase "(except the last Fiscal Quarter in each Fiscal
 Year)" in the second line thereof after the words "Fiscal Quarter".

    (d) Section 8.02 of the Credit Agreement is amended by deleting the address of the Agent in the first sentence thereof and substituting therefor the following: "399 Park Avenue, New York, New York 10043, Attention: Credit Department, with a copy to Citicorp Securities, Inc., 399 Park Avenue, 8th Floor, New York, New York 10043, Attention: Margaret A. Brown."

    SECTION 2. WAIVERS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the obligation of the Borrower to deliver the financial information required by Section 5.04(a) in respect of the Fiscal Quarter ended


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                                       3

September 30, 1996 and the financial information required by Section 5.04(b) in respect of the Fiscal Year ended June 30, 1996 is hereby waived to and including November 22, 1996.

    SECTION 3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the Amendment Effective Date if, on or prior to that date, the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Lenders and the Agent, and (ii) resolutions of the Board of Directors of the Borrower approving this Amendment and the transactions contemplated hereby, together with an incumbency certificate with respect to the officers of the Borrower executing this Amendment.

    SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

    (b) On and after the date hereof, each reference in the Credit Agreement and the exhibits thereto to "Citicorp USA, Inc." shall be a reference to "Citibank, N.A.," and each reference to "CUSA" shall be a reference to "Citibank."

    (c) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

    (d) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically herein provided.

    SECTION 5. FEES, COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent incurred in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's legal counsel. The Borrower further agrees to pay on demand all costs and expenses of the Agent and the Lenders (including, without limitation, reasonable fees and expenses of the Agent's legal counsel) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and other documents to be delivered under this Amendment.

    SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

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                                       4

    SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  THE BORROWER:

                                  FOUNDATION HEALTH CORPORATION

                                  By:
                                     -------------------------------------
                                      Name:
                                      Title:

                                  THE AGENT:

                                  CITIBANK, N.A.

                                  By:
                                     -------------------------------------
                                      Name:
                                      Title:

                                  THE LENDERS:

                                  CITIBANK, N.A.

                                  By:
                                     -------------------------------------
                                      Name:
                                      Title:

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                                               5

                                  NATIONSBANK OF TEXAS, N.A.

                                  By:
                                      ------------------------------------
                                       Name:
                                       Title:

                                  BANK OF AMERICA, N.T. & S.A.

                                  By:
                                      ------------------------------------
                                       Name:
                                       Title:

                                  THE CHASE MANHATTAN BANK

                                  By:
                                      ------------------------------------
                                       Name:
                                       Title:

                                  UNION BANK OF CALIFORNIA, N.A.

                                  By:
                                      ------------------------------------
                                       Name:
                                       Title:

                                  THE BANK OF NOVA SCOTIA

                                  By:
                                     -------------------------------------
                                      Name:
                                      Title:

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                                              6

                                  THE DAI-ICHI KANGYO BANK, LIMITED,
                                  SAN FRANCISCO AGENCY

                                  By:
                                      ------------------------------------
                                       Name:
                                       Title:

                                  THE FUJI BANK, LIMITED

                                  By:
                                      ------------------------------------
                                       Name:
                                       Title:

                                  COOPERATIEVE CENTRALE
                                  RAIFFEISEN-BOERENLEENBANK B.A.,
                                  "RABOBANK NEDERLAND",
                                  NEW YORK BRANCH

                                  By:
                                      ------------------------------------
                                       Name:
                                       Title:

                                  By:
                                      ------------------------------------
                                       Name:
                                       Title:

                                  THE SUMITOMO BANK, LIMITED,
                                  SAN FRANCISCO BRANCH

                                  By:
                                      ------------------------------------
                                       Name:
                                       Title:

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                                       7

                                  CREDIT LYONNAIS NEW YORK BRANCH

                                  By:
                                      ------------------------------------
                                       Name:
                                       Title:

                                  THE LONG-TERM CREDIT BANK OF
                                  JAPAN, LTD.

                                  By:
                                      ------------------------------------
                                       Name:
                                       Title:

                                  THE SANWA BANK, LIMITED

                                  By:
                                      ------------------------------------
                                       Name:
                                       Title: